SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction of incorporation) Vermont	(Commission File Number) 001-15985	(IRS Employer Identification Number) 03-0283552

(Address of principal executive offices) 20 Lower Main St., P.O. Box 667 Morrisville, VT	(Zip Code) 05661-0667

Registrant’s telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)

Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07: Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 19, 2010. Of 4,460,708 shares outstanding on the record date of the meeting (March 31, 2010) and entitled to vote, 3,717,399 shares were represented in person or by proxy. Two matters were voted on by the shareholders at the meeting; one was to fix the number of directors at nine and to elect the following individuals as directors for the year.

Nominees	Votes For	Votes Withheld	Broker Nonvotes

Cynthia D. Borck	2,861,010	10,589	845,800
Steven J. Bourgeois	2,866,447	5,152	845,800
Kenneth D. Gibbons	2,869,211	2,388	845,800
Franklin G. Hovey, II	2,865,769	5,830	845,800
Robert P. Rollins	2,839,924	31,675	845,800
Richard C. Sargent	2,837,190	34,409	845,800
John H. Steel	2,869,278	2,321	845,800
Schuyler W. Sweet	2,869,247	2,352	845,800
Cornelius J. Van Dyke	2,865,678	5,921	845,800

The second was to ratify the selection of the firm of Berry, Dunn, McNeil & Parker as the Company’s external auditors for 2010. There were 3,676,954 votes for, 6,954 votes against, and 33,491 votes abstained. The number of votes in favor was sufficient to ratify the appointment.

The vote results at the annual meeting of stockholders were announced in a press release dated May 20, 2010, filed as Exhibit 99.1 to this report.

Item 8.01: Other Events

Changes in Directors and Officers

At the Union Bankshares, Inc. annual stockholder meeting held on May 19, 2010, Director Richard C. Marron retired from his position as a director of Union Bankshares, Inc. as he had reached the mandatory retirement age.

At the Union Bankshares, Inc. annual stockholder meeting held on May 19, 2010, Cornelius J. Van Dyke, a current director of Union Bank, a subsidiary of Union Bankshares, Inc., was elected for the first time by the shareholders to the Union Bankshares, Inc. Board of Directors.

At the Union Bankshares, Inc. organizational meeting of Directors held on May 19, 2010, Director Franklin G. Hovey, II was appointed by the Union Bankshares, Inc. Board as Secretary of the Company. He replaces Director Robert P. Rollins in that position, who served as Secretary for nine years.

Limited Stock Repurchase Program

On May 20, 2010, Union Bankshares, Inc. announced the adoption of a limited stock repurchase program to authorize the repurchase of up to 2,500 shares of its common stock each calendar quarter in open market purchases or privately negotiated transactions, as management may deem advisable and as market conditions may warrant. The repurchase authorization for a calendar quarter expires at the end of that quarter to the extent it has not been exercised, and is not carried forward into future quarters. The quarterly repurchase authorization expires on December 31, 2011. The limited repurchase program was announced in a press release dated May 20, 2010, filed as Exhibit 99.1 to this report.

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

The following exhibit referred to in Items 7 and 8.01 of the report is filed; herewith:

Exhibit 99.1 Union Bankshares, Inc. press release announcing voting results of annual meeting of shareholders and the adoption of a quarterly stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

May 24, 2010	/s/ Kenneth D. Gibbons
Kenneth D. Gibbons,
President/Chief Executive Officer

May 24, 2010	/s/ Marsha A. Mongeon
Marsha A. Mongeon
Treasurer/Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Union Bankshares, Inc. press release announcing voting results of annual meeting of shareholders and the adoption of a quarterly stock repurchase program.